Exhibit 10.2

                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT (the "Agreement"), dated as of September 22, 1999, between Donald S. Shaffer (the "Executive") and Heilig-Meyers Company, a Virginia corporation (the "Company"), recites and provides as follows:

     WHEREAS, the Board of Directors of the Company (the "Board") expects that the Executive will continue to make substantial contributions to the growth and prospects of the Company; and

     WHEREAS, the Board desires that the Company retain the services of the Executive, and the Executive desires to continue his employment with the Company, all on the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Company and the Executive agree as follows:

     1. Employment Period. The Company hereby agrees to continue the Executive in its employ, and the Executive hereby agrees to remain in the employ of the Company, in accordance with the terms and provisions of this Agreement, for the period commencing on the date of this Agreement (the "Effective Date") and ending on the third anniversary of such date (the "Employment Period"). Subject to the provisions of Section 3 hereof, the Employment Period shall be a constant rolling period of three (3) years, commencing on the Effective Date, with the result that, for each day after the Effective Date the Executive's term of employment shall be extended for an additional day so that at all times the remaining period of the Executive's term of employment shall be three (3) years.

     2. Terms of Employment.

          a) Position and Duties.

               i) During the Employment Period, (A) the Executive's position (including status, offices, titles and reporting requirements), authority, duties and responsibilities shall be at least commensurate in all material respects with the most significant of those held, exercised and assigned at any time during the 90-day period immediately preceding the Effective Date and (B) the Executive's services shall be performed at the location where the Executive was employed immediately preceding the Effective Date or any office which is less than 35 miles from such location.

               ii) During the Employment Period, and excluding any periods of vacation and leave to which the Executive is entitled, the Executive agrees to devote reasonable attention and time during normal business hours to the business and affairs of the Company and, to the extent necessary to discharge the responsibilities assigned to the Executive hereunder, to use the Executive's reasonable best efforts to perform faithfully and efficiently such responsibilities. During the
          Employment Period it shall not be a violation of this Agreement for the Executive to (A) serve on corporate, civic, charitable, furniture industry association or professional association boards or committees (provided the Executive obtains prior approval by the Chief Executive Officer of the Company), (B) deliver lectures, fulfill speaking engagements or teach at educational institutions and (C) manage personal investments, so long as such activities do not significantly interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement. It is expressly understood and agreed that to the extent that any such activities have been conducted by the Executive prior to the Effective Date, the continued conduct of such activities (or the conduct of activities similar in nature and scope thereto) subsequent to the Effective Date shall not thereafter be deemed to interfere with the performance of the Executive's responsibilities to the Company.

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          b) Compensation.

               i) Base Salary. During the Employment Period, the Executive shall receive an annual base salary ("Annual Base Salary"), which shall be paid in equal installments on a monthly basis, at least equal to twelve times the highest monthly base salary paid or payable to the Executive by the Company and its affiliated companies in respect of the twelve-month period immediately preceding the month in which the Effective Date occurs. During the Employment Period, the Annual Base Salary shall be reviewed at least annually and shall be increased at any time and from time to time as shall be substantially consistent with increases in base salary generally awarded in the ordinary course of business to other peer executives of the Company and its affiliated companies. Any increase in Annual Base Salary shall not serve to limit or reduce any other obligation to the Executive under this Agreement. Annual Base Salary shall not be reduced after any such increase and the term Annual Base Salary as utilized in this Agreement shall refer to Annual Base Salary as so increased. As used in this Agreement, the term "affiliated companies" shall include any company controlled by,
          controlling   or  under   common   control   with   the   Company.

               ii) Annual Bonus. In addition to Annual Base Salary, the Executive shall be awarded, for each fiscal year during the Employment Period, an annual bonus opportunity (the "Annual Bonus") under the Company's Annual Performance-Based Bonus Plan at least equal to his bonus opportunity immediately preceding the Effective Date or, if more favorable to the Executive, under any plans, practices, programs and policies of the Company and its affiliates in effect generally at any time after the Effective Date with respect to other peer executives of the Company and its affiliated companies.

               iii)  Incentive,   Savings  and  Retirement  Plans.   During  the
          Employment Period, the Executive shall be entitled to participate in all incentive (including, without limitation, stock incentive), savings and retirement plans, practices, policies and programs applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with incentive opportunities (measured with respect to both regular and special incentive opportunities, to the extent, if any, that such distinction is applicable), savings opportunities and retirement benefit opportunities, in each case, less favorable, in the aggregate, than the most favorable of those provided by the Company and its affiliated companies for the Executive under such plans, practices, policies and program as in effect at any time during the 90-day period immediately preceding the Effective Date or if more favorable to the Executive, those provided generally from time to time after the Effective Date to other peer executives of the Company and its affiliated companies.

               iv) Welfare  Benefit  Plans.  During the Employment  Period,  the
          Executive and/or the Executive's family, as the case may be, shall be eligible for participation in and shall receive all benefits under welfare benefit plans, practices, policies and programs provided by the Company and its affiliated companies (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs) to the extent applicable generally to other peer executives of the Company and its affiliated companies, but in no event shall such plans, practices, policies and programs provide the Executive with benefits which are less favorable, in the aggregate, than the most favorable of such plans, practices, policies and programs in effect for the Executive at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, those provided generally at from time to time after the Effective Date to other peer executives of the Company and its affiliated companies.

               v) Expenses. During the Employment Period, the Executive shall be entitled to receive prompt reimbursement for all reasonable employment expenses incurred by the Executive in accordance with the most favorable policies, practices and procedures of the Company and its affiliated companies in effect for the Executive at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally from time to time after the Effective Date with respect to other peer executives of the Company and its affiliated companies.

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               vi) Fringe Benefits.  During the Employment Period, the Executive
          shall be entitled to fringe benefits in accordance with the most favorable plans, practices, programs and policies of the Company and its affiliated companies in effect for the Executive at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally from time to time after the Effective Date with respect to other peer executives of the Company and its affiliated companies.

               vii) Office and Support Staff. During the Employment Period, the Executive shall be entitled to an office or offices of a size and with furnishings and other appointments, and to exclusive personal secretarial and other assistance, at least equal to the most favorable of the foregoing provided to the Executive by the Company and its affiliated companies at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as provided generally from time to time after the Effective Date with respect to other peer executives of the Company and its affiliated companies.

               viii) Vacation. During the Employment Period, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and its affiliated companies as in effect for the Executive at any time during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally from time to time after the Effective Date with respect to other peer executives of the Company and its affiliated companies.

          3. Termination of Employment.

               a)  Death  or  Disability.   The  Executive's   employment  shall
          terminate automatically upon the Executive's death during the Employment Period. If the Company determines in good faith that the Disability of the Executive has occurred during the Employment Period (pursuant to the definition of Disability set forth below), it may give to the Executive written notice in accordance with Section 11(b) of its intention to terminate the Executive's employment. In such event, the Executive's employment with the Company shall terminate effective on the 30th day after receipt of such notice by the Executive (the "Disability Effective Date"), provided that, within the 30 days after such receipt, the Executive shall not have returned to full-time performance of the Executive's duties. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with the Company on a full-time basis for 180 consecutive business days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and acceptable to the Executive or the Executive's legal representative (such agreement
          as   to   acceptability   not   to  be   withheld   unreasonably).

               b) Cause. The Company may terminate the Executive's employment during the Employment Period for Cause. For purposes of this Agreement, "Cause" shall mean (i) a material breach by the Executive of the Executive's obligations under Section 2(a) (other than as a result of incapacity due to physical or mental illness) which is demonstrably willful and deliberate on the Executive's part, which is committed in bad faith or without reasonable belief that such breach is in the best interests of the Company and which is not remedied in a reasonable period of time after receipt of written notice from the Company specifying such breach or (ii) the conviction of the Executive of a felony involving moral turpitude.

               c) Notice of  Termination.  Any  termination  by the  Company for
          Cause, or by the Executive, shall be communicated by Notice of Termination to the other party hereto given in accordance with Section 11(b). For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent
          applicable,   sets   forth  in   reasonable   detail   the  facts  and
          circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than 15 days after the giving of such notice). The failure by the Executive or the Company to set forth in the Notice of Termination any fact or circumstance shall not waive any right of the Executive or the Company hereunder or preclude the Executive or the Company from asserting such fact or circumstance in enforcing the Executive's or the Company's rights hereunder.

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               d) Date of Termination.  "Date of  Termination"  means (i) if the
          Executive's employment is terminated by the Company for Cause, or by the Executive, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if the Executive's employment is terminated by the Company other than for Cause or Disability, the Date of Termination shall be the date on which the Company notifies the Executive of such termination and (iii) if the Executive's employment is terminated by reason of death or Disability, the Date of Termination shall be the date of death of the Executive or the Disability Effective Date, as the case may be.

          4.   Obligations of the Company upon Termination.

               a) Other than for Cause or Death. The Company may terminate the Executive's employment during the Employment Period for other than Cause or death. If, during the Employment Period, the Company shall terminate the Executive's employment other than for Cause or death or the Executive shall terminate employment:

                    i) The Company  shall pay to the  Executive in a lump sum in cash within 30 days after the Date of Termination the sum of (1) the Executive's Annual Base Salary through the Date of Termination to the extent not theretofore paid; (2) to the extent not theretofore paid, the product of (A) the greater of (x) the Annual Bonus paid or payable, including by reason of any deferral, to the Executive (and annualized for any fiscal year consisting of less than twelve full months or for which the Executive has been employed for less than twelve full months) for the most recently completed fiscal year during the Employment Period, if any, and (y) the average annualized (for any fiscal year consisting of less than twelve full months or with respect to which the Executive has been employed for less than twelve full months) bonus paid or payable, including by reason of any deferral, to the Executive by the Company and its affiliated companies in respect of the three fiscal years immediately preceding the fiscal year in which the Date of Termination occurs (such greater amount shall be hereinafter referred to as the "Highest Annual Bonus") and (B) a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, the denominator of which is 365; (3) any compensation previously deferred by the Executive (together with any accrued interest or earnings thereon) to the extent not therefore paid; and (4) any accrued vacation pay, to the extent not therefore paid (the sum of the amounts described in clauses
               (1), (2), (3) and (4) shall be hereinafter referred to as the "Accrued Obligations"); and

                    ii) The Company  shall pay to the Executive in a lump sum in cash within 30 days after the Date of Termination the sum of the Executive's Annual Base Salary and Highest Annual Bonus payable to the Executive from the Date of Termination to the end of the Employment Period; and

                    iii) For the  remainder of the  Employment  Period,  or such longer  period  as any plan,  program,  practice  or  policy  may provide, the Company shall continue benefits to the Executive and/or the Executive's family at least equal to those which would have been provided to them in accordance with the plans, programs, practices and policies described in Section 2(b)(iv) if the Executive's employment had not been terminated in accordance with the most favorable plans, practices, programs or policies of the Company and its affiliated companies as in effect and applicable generally to other peer executives and their families during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally at any time thereafter with respect to other peer executives of the Company and its affiliated companies and their families, provided, however, that if the Executive becomes reemployed with another employer and is eligible to receive medical or other welfare benefits under another employer - provided plan, the medical and other welfare benefits described herein shall be secondary to those provided under such other plan during such applicable period of eligibility (such continuation of such benefits for the applicable period herein set forth shall be hereinafter referred to as "Welfare Benefit Continuation"). For purposes of determining eligibility of the Executive for retiree benefits pursuant to such plans, practices, programs and policies, the Executive shall be considered to have remained employed until the end of the Employment Period and to have retired on the last day of such period; and

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                    iv) To the  extent not  theretofore  paid or  provided,  the
               Company shall timely pay or provide to the Executive and/or the Executive's family any other amounts or benefits required to be paid or provided or which the Executive and/or the Executive's family is eligible to receive pursuant to this Agreement and under any plan, program, policy or practice or contract or agreement of the Company and its affiliated companies as in effect and applicable generally to other peer executives and their families during the 90-day period immediately preceding the Effective Date or, if more favorable to the Executive, as in effect generally thereafter with respect to other peer executives of the Company and its affiliated companies and their families (such other amounts and benefits shall be hereinafter referred to as the "Other Benefits").

               b) Death. If the Executive's employment is terminated by reason of the Executive's death during the Employment Period, this Agreement shall terminate without further obligations to the Executive's legal representatives under this Agreement, other than for payment of Accrued Obligations (which shall be paid to the Executive's estate or beneficiary, as applicable, in a lump sum in cash within 30 days of the Date of Termination) and the timely payment or provision of the Welfare Benefit Continuation and Other Benefits.

               c) Cause. If the Executive's employment shall be terminated for Cause during the Employment Period, this Agreement shall terminate without further obligations to the Executive other than the obligation to pay to the Executive his Annual Base Salary through the Date of Termination plus the amount of any compensation previously deferred by the Executive, in each case to the extent theretofore unpaid.

               d) Time of Payment. The Company shall make all payments required by this Section 4 within the time periods provided in Sections 4(a), 4(b) and 4(c); provided, however, that in the event that any such payments would be non-deductible to the Company under the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Executive is a "covered employee" as defined in Treas. Reg. Section 1.162-27(c)(2) for the taxable year of the Company during which the Date of Termination occurred or for the immediately preceding year, the Company shall make any such payment not earlier than 90 days following the end of the Company's taxable year during which the Executive last was a "covered employee."

          5. Nonexclusivity of Rights. Expect as provided in Sections 4(a)(iii), 4(b) and 4(c), nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any plan, program, policy or practice provided by the Company or any of its affiliated companies and for which the Executive may qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any contract or agreement with the Company or any of its affiliated companies. Amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company or any of its affiliated companies at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

          6. Full  Settlement;  Resolution or  Disputes.

               a) The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Executive or others. In no event shall the Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Executive under any of the provisions of this Agreement and, except as provided in Section 4(a)(iii) with respect to Welfare Benefit Continuation and Section 8(a) with respect to non-competition, such amounts shall not be reduced whether or not the Executive obtains other employment. The
          Company agrees to pay to the full extent permitted by law, all reasonable legal fees and expenses which the Executive may incur to enforce this Agreement and that result from a breach of this Agreement by the Company; provided however, that the reasonableness of the fees and expenses must be determined by an independent arbitrator, using standard legal principles, mutually agreed upon by the Company and the Executive in accordance with rules set forth by the American Arbitration Association.

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               b) If there  shall be any  dispute  between  the  Company and the
          Executive  in  the  event  of  any   termination  of  the  Executive's
          employment by the Company or by the Executive, then, unless and until there is a final, nonappealable judgment by a court of competent jurisdiction declaring that such termination was for Cause, the Company shall pay all amounts, and provide all benefits, to the Executive and/or the Executive's family or other beneficiaries, as the case may be, that the Company would be required to pay or provide pursuant to Section 4(a) as though such termination were by the Company without Cause or by the Executive; provided, however, that the Company shall not be required to pay any disputed amounts pursuant to this paragraph except upon receipt of an undertaking (which may be unsecured) by or on behalf of the Executive to repay all such amounts to which the Executive is ultimately adjudged by such court not to be entitled.

          7. Confidential  Information.

               a) The Executive shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company or any of its affiliated companies, and their respective businesses, which shall have been obtained b the Executive during the Executive's employment by the Company or any of its affiliated companies and which shall not be or become public knowledge (other than by acts by the Executive or representatives of the Executive in violation of this Agreement). After termination of the Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company or except as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 7 constitute a basis for deferring or withholding any amounts otherwise payable to the Executive under this Agreement.

          8.  Non-Compete;  Non-Solicitation.

               a) Except as is set forth below, for a period commencing on the date hereof and ending on the date 36 months after the Executive ceases to be employed by the Company (the "Non-Competition Period"), the Executive shall not in the United States of America, directly or indirectly, either for himself or any other person, own, manage, control, materially participate in, invest in, permit his name to be used by, act as consultant or advisor to, render material services for (alone or in association with any person, firm, corporation or other business organization) or otherwise assist in any manner any entity that engages in or owns, invests in, manages or controls any venture or enterprise engaged in the retail furniture industry (or any other business of the type that constitutes a substantial portion of the Company's business at the date the Executive ceases to be employed by the Company) (collectively, a "Competitor"); provided, however, that the restrictions set forth above shall immediately terminate and shall be of no further force or effect (i) in the event of a default by the Company in the payment of any compensation or benefits to which the Executive is entitled hereunder, which default is not cured within ten
          (10) days after written notice thereof, or (ii) at the election of the Executive if the Executive's employment has been terminated by the Company other than for Cause and if the Executive (A) gives written notice to the Company during the Non-Competition Period that he desires to accept employment with a Competitor; and (B) agrees that the severance payment specified in Section 4(a)(i) and (ii) hereof shall be mitigated by the amount of salary and pro rata target bonus payable to the Executive by the Competitor and attributable to employment during the Non-Competition Period (it being understood that the amount of such mitigated severance shall be paid by the Executive to the Company in a lump-sum payment within thirty (30) days after the Executive commences employment with the Competitor). Nothing herein shall prohibit the Executive from being a passive owner of not more than 2% of the equity securities of a corporation engaged in such business which is publicly traded, so long as he has no active participation in the business of such corporation.

               b) During the Non-Competition Period, the Executive shall not, directly or indirectly, (i) induce or attempt to induce or aid others in inducing an employee of the Company to leave the employ of the Company, or in any way interfere with the relationship between the Company and an employee of the Company except in the proper exercise of the Executive's authority, or (ii) in any way interfere with the relationship between the Company and any customer, supplier, licensee or other business relation of the Company.

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
             c) If, at the time of enforcement of this Section 8, a court shall hold that the duration, scope, area or other restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope, area or other restrictions reasonable under such circumstances shall be substituted for the stated duration, scope, area or other restrictions.

               d) The covenants made in this Section 8 shall be construed as an agreement independent of any other provisions of this Agreement, and shall survive the termination of this Agreement. Moreover, the existence of any claim or cause of action of the Executive against the Company or any of its affiliates, whether or not predicated upon the terms of this Agreement, shall not constitute a defense to the enforcement of these covenants.

          9. Indemnity. The Company will indemnify the Executive, in his capacity as an officer and director of the Company, to the fullest extent permitted by the Company's Articles of Incorporation and Bylaws.

          10. Successors.

               a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be
          enforceable   by   the    Executive's    legal    representatives.

               b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

               c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

          11.  Miscellaneous.

               a)  This  Agreement   shall  be  governed  by  and  construed  in
          accordance with the laws of the Commonwealth of Virginia, without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto
          or  their   respective   successors  and  legal   representatives.

               b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          If to the Executive to:               If to the Company to:

          Donald S. Shaffer                     Heilig-Meyers Company
                                                12560 West Creek Parkway
                                                Richmond, Virginia  23238

                                                Attention:  Corporate Secretary

          or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

               c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

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
               d) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

               e) The Executive's or the Company's failure to insist upon strict compliance with any provision hereof or any other provision of this Agreement or the failure to assert any right the Executive or the Company may have hereunder, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

               f) Any entitlements to the Executive created under Section 2(b) shall be contract rights to the extent not prohibited by law. However, the Company shall not be required to amend, or refrain from amending, any of its plans, practices, policies and programs to so provide the contract rights.

               g) The  Executive  and the  Company  agree  that  as of the  date
          hereof,   this  Agreement   supersedes  and  terminates  any  existing
          employment  agreement between the Company and the Executive.

     IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and, pursuant to the authorization from its Board of Directors, the Company has caused these presents to be executed in its name on its behalf, all as of the day and year first above written.

                                        HEILIG-MEYERS COMPANY
                                        By:  / s / Robert L. Burrus, Jr.
                                             -----------------------------
                                        Robert L. Burrus,  Jr.
                                        Chairman, Compensation Committee
                                        Board of Directors

                                        / s / Donald S. Shaffer
                                        ---------------------------------
                                        Donald S. Shaffer



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